UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Riverbed Technology, Inc. (the “Company”) has scheduled its 2008 Annual Meeting of Stockholders (“2008 Annual Meeting”) for Wednesday, June 4, 2008 at the Courtyard by Marriott located at 299 2nd Street, San Francisco, California 94105. The record date for determining eligibility to vote at the 2008 Annual Meeting will be April 16, 2008. The Company intends to mail the proxy statement for the 2008 Annual Meeting on or about April 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: March 7, 2008	By:	/s/ Brett Nissenberg
Brett Nissenberg General Counsel and Vice President of Corporate and Legal Affairs

2